                                                                     EXHIBIT 4.1

                          SPECIMEN OF STOCK CERTIFICATE

                              [TRW Automotive Logo]

  TRW NUMBER                                                       SHARES

 COMMON STOCK                                                   COMMON STOCK
                          TRW Automotive Holdings Corp.

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE      SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS
                                                         CUSIP

         THIS CERTIFICATE IS TRANSFERABLE CLEVELAND, OH OR NEW YORK, NY

This Certifies that

is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON CAPITAL STOCK,
        PAR VALUE $0.01, OF

                          TRW Automotive Holdings Corp.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                 /s/ Peter R. Rapin                  /s/ John C. Plant

                          TREASURER        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                               COUNTERSIGNED AND REGISTERED:
                                                    NATIONAL CITY BANK
                                                     (CLEVELAND, OHIO)

                                               TRANSFER AGENT AND REGISTRAR

                                                   Authorized Signature

                          TRW Automotive Holdings Corp.
                                 CORPORATE SEAL
                                      2002
                                    DELAWARE

                                                                              2

                          TRW AUTOMOTIVE HOLDINGS CORP.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE,
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES
THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES
AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE
CORPORATION.

         This Certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between TRW Automotive
Holdings Corp. and National City Bank, as Rights Agent, dated as of January 23,
2004, as the same may be amended, supplemented or otherwise modified from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of TRW Automotive Holdings Corp. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. TRW Automotive
Holdings Corp. will mail to the holder of this Certificate a copy of the Rights
Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM -  as tenants in common                       UNIF GIFT MIN ACT - ____ Custodian ______
                                                                         (Cust)          (Minor)
TEN ENT -  as tenant by the entireties

JT TEN  -  as joint tenants with right of                        under Uniform Gifts to Minors Act
           survivorship and not as tenants in common                ___________________________
                                                                               (State)

          Additional abbreviations may also be used though not in the above list.

    For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------ Shares of the Common
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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 Attorney, to transfer the said stock registered on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ------------                         ------------------------------------------------

SIGNATURE(S) GUARANTEED:                                ---------------------------------------
                                                        Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or
                                                        any change whatever.
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                                                                              3

    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
    (BANKS, STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH
    MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
    TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.